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          VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 -- DECEMBER 31, 2009

                                                                  Amount of     % of     % of
                                       Offering       Total        Shares     Offering   Funds
    Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased   Total
   Purchased     Trade Date  Offering   Shares      Offering       By Fund    By Fund   Assets       Brokers        Purchased From
---------------  ----------  --------  --------  --------------  ----------  ---------  ------   ---------------  ------------------
     Verisk       10/06/09       -       $22.00  $    8,525,000    $24,200     0.284%     0.03%  Merrill Lynch,   Merrill Lynch
 Analytics Inc.                                                                                  Pierce, Fenner
                                                                                                 & Smith
                                                                                                 Incorporated,
                                                                                                 Morgan Stanley
                                                                                                 & Co.
                                                                                                 Incorporated,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc., Wells
                                                                                                 Fargo
                                                                                                 Securities,
                                                                                                 LLC, William
                                                                                                 Blair &
                                                                                                 Company,
                                                                                                 L.L.C., Keefe,
                                                                                                 Bruyette &
                                                                                                 Woods, Inc.,
                                                                                                 Fox-Pitt
                                                                                                 Kelton Cochran
                                                                                                 Caronia Waller
                                                                                                 (USA) LLC

Bank of America   12/03/09       -       $15.00  $1,286,000,000   $398,000     0.031%     0.36%  Merrill Lynch,   Merrill Lynch
Corp PFD 10.000                                                                                  Pierce, Fenner
                                                                                                 & Smith
                                                                                                 Incorporated,
                                                                                                 UBS Securities
                                                                                                 LLC, Cantor
                                                                                                 Fitzgerald &

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
                                                                                                 Co., Keefe,
                                                                                                 Bruyette &
                                                                                                 Woods, Inc.,
                                                                                                 Mizuho
                                                                                                 Securities USA
                                                                                                 Inc., Morgan
                                                                                                 Stanley & Co.
                                                                                                 Incorporated,
                                                                                                 SG Americas
                                                                                                 Securities,
                                                                                                 LLC, Santander
                                                                                                 Investment
                                                                                                 Securities
                                                                                                 Inc., Stifel,
                                                                                                 Nicolaus &
                                                                                                 Company,
                                                                                                 Incorporated,
                                                                                                 UniCredit
                                                                                                 Capital
                                                                                                 Markets, Inc.,
                                                                                                 Wells Fargo
                                                                                                 Securities,
                                                                                                 LLC, Sanford
                                                                                                 C. Bernstein &
                                                                                                 Co., LLC, CCB
                                                                                                 International
                                                                                                 Capital
                                                                                                 Limited, Cowen
                                                                                                 and Company,
                                                                                                 LLC, Daiwa
                                                                                                 Securities
                                                                                                 America Inc.,
                                                                                                 ICBC
                                                                                                 International

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
                                                                                                 Securities
                                                                                                 Limited,
                                                                                                 National
                                                                                                 Australia Bank
                                                                                                 Limited,
                                                                                                 Broadpoint
                                                                                                 Capital, Inc.,
                                                                                                 KeyBanc
                                                                                                 Capital
                                                                                                 Markets Inc.,
                                                                                                 Macquarie
                                                                                                 Capital (USA)
                                                                                                 Inc., RBS
                                                                                                 Securities
                                                                                                 Inc., Samuel
                                                                                                 A. Ramirez &
                                                                                                 Co., Inc.,
                                                                                                 Samsung
                                                                                                 Securities
                                                                                                 Co., Ltd.,
                                                                                                 Southwest
                                                                                                 Securities,
                                                                                                 Inc., SunTrust
                                                                                                 Robinson
                                                                                                 Humphrey, Inc.

  Wells Fargo     12/15/09       -       $25.00  $  426,000,000   $215,300     0.051%     0.32%  Wells Fargo      Goldman Sachs
    Company                                                                                      Securities,
                                                                                                 LLC, Goldman,
                                                                                                 Sachs & Co.,
                                                                                                 Credit Suisse
                                                                                                 Securities
                                                                                                 (USA) LLC,
                                                                                                 J.P. Morgan
                                                                                                 Securities
                                                                                                 Inc., Morgan
                                                                                                 Stanley & Co.
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
                                                                                                 Incorporated,
                                                                                                 Deutsche Bank
                                                                                                 Securities,
                                                                                                 Inc., RBC
                                                                                                 Capital
                                                                                                 Markets
                                                                                                 Corporation,
                                                                                                 Cabrera
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 CastleOak
                                                                                                 Securities,
                                                                                                 L.P. Blaylock
                                                                                                 Robert Van,
                                                                                                 LLC, Loop
                                                                                                 Capital
                                                                                                 Markets, LLC,
                                                                                                 Samuel A.
                                                                                                 Ramirez & Co.,
                                                                                                 Inc., Muriel
                                                                                                 Siebert & Co.,
                                                                                                 Inc., The
                                                                                                 Williams
                                                                                                 Capital Group,
                                                                                                 L.P.